UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        SEPTEMBER 12, 2005
                                                   -----------------------------

                              AMAZON BIOTECH, INC.
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             (Exact name of registrant as specified in its charter)

           UTAH                          0-26753                 87-0416131
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

            43 WEST 33RD STREET, SUITE 405, NEW YORK, NEW YORK 10001
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 695-3003


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Not applicable.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      Not applicable.

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Not applicable.

ITEM  2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Not applicable.

ITEM  2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
           OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

      Not applicable.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

      Not applicable.

ITEM 2.06  MATERIAL IMPAIRMENTS.

      Not applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD: TRANSFER OF LISTING.

      Not applicable.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

      Not applicable.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

      Not applicable.


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      Not applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (a), (c) Effective September 12, 2005, Angelo Chinnici, M.D. resigned his positions as Chief Executive Officer and director of Amazon Biotech, Inc. due to his desire to focus more of his attention on his private practice. Dr. Chinnici's resignation was not based upon any disagreement with us on any matter relating to our operations, policies or practices. Dr. Chinnici has been appointed to our Scientific Advisory Board and will be involved in the Phase I/II clinical studies of our HIV/AIDS drug known as AMZ 0026.

      (b) Not applicable.

      (d) On September 12, 2005, pursuant to a resolution, our Board of Directors appointed Simcha Edell to our Board of Directors. Please refer to our Current Report on Form 8-K dated July 13, 2005 for a description of Mr. Edell's business experience.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

      Not applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

      Not applicable.

SECTION 6 - [RESERVED]

      Not applicable.

SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

      Not applicable.

SECTION 8 - OTHER EVENTS


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ITEM 8.01  OTHER EVENTS.

        Not applicable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information.

            Not applicable.

      (c) Exhibits.

            Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMAZON BIOTECH, INC.
                                                 (Registrant)


Date:  September 13, 2005                        By: /s/ Mechael Kanovsky, Ph.D.
                                                     ---------------------------
                                                     Mechael Kanovsky, Ph.D.,
                                                     President


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